                                                                      EXHIBIT 24



                                POWER OF ATTORNEY



The undersigned, Textron Inc. ("Textron") a Delaware corporation, and the undersigned directors and officers of Textron, do hereby constitute and appoint Terrence O'Donnell, Arnold M. Friedman, Michael D. Cahn and Ann T. Willaman, and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron to comply with the Securities and Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Textron's Annual Report on Form 10-K for the fiscal year ended January 3, 2004, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron to such Annual Report filed with the Securities and Exchange Commission, to any and all amendments to such Annual Report, to any instruments or documents or other writings in which the original or copies thereof are to be filed as a part of or in connection with such Annual Report or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, Textron has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name thereto, on this 25th day of February, 2004.

                                    TEXTRON INC.


                                    By:  /s/ Lewis B. Campbell
                                         -------------------
                                         Lewis B. Campbell
                                         Chairman,
                                         President and Chief
                                         Executive Officer
ATTEST:


/s/ Frederick K. Butler
----------------------------
Frederick K. Butler
Vice President and Secretary

/s/ Lewis B. Campbell                            /s/ Joe T. Ford
-------------------                              -------------
Lewis B. Campbell                                Joe T. Ford
Chairman, President and Chief Executive          Director
Officer, Director


/s/ H. Jesse Arnelle                             /s/ Paul E. Gagne
------------------                               ---------------
H. Jesse Arnelle                                 Paul E. Gagne
Director                                         Director



/s/ Kathleen M. Bader                            /s/ John D. Macomber
-------------------                              ------------------
Kathleen M. Bader                                John D. Macomber
Director                                         Director



/s/ Teresa Beck                                  /s/ Lord Powell of Bayswater KCMG
-------------                                    -------------------------------
Teresa Beck                                      Lord Powell of Bayswater KCMG
Director                                         Director


/s/ R. Kerry Clark                               /s/ Brian H. Rowe
----------------                                 ---------------
R. Kerry Clark                                   Brian H. Rowe
Director                                         Director


/s/ R. Stuart Dickson                            /s/ Sam F. Segnar
-------------------                              ---------------
R. Stuart Dickson                                Sam F. Segnar
Director                                         Director


/s/ Ivor J. Evans                                /s/ Martin D. Walker
---------------                                  ------------------
Ivor J. Evans                                    Martin D. Walker
Director                                         Director



/s/ Lawrence K. Fish                             /s/ Thomas B. Wheeler
------------------                               -------------------
Lawrence K. Fish                                 Thomas B. Wheeler
Director                                         Director

                                                 /s/ Ted R. French
                                                 ---------------
                                                 Ted R. French
                                                 Executive Vice President
                                                 and Chief Financial Officer
                                                 (principal financial officer)


                                                 /s/ Richard L. Yates
                                                 ------------------
                                                 Richard L. Yates
                                                 Vice President and Controller
                                                 (principal accounting officer)